Exhibit 99.1

Unaudited Pro Forma Consolidated Financial Information

On December 8, 2024, VerifyMe, Inc. (the “Company”) and Paul Ryan (the "Buyer"), who previously served as Executive Vice President, Authentication Segment, and was employed by Trust Codes Global Limited, a wholly-owned subsidiary of the Company, entered into a Share Sale Agreement (the "Agreement") whereby the Company sold 100% of its equity interest in Trust Codes Global Limited in exchange for aggregate cash consideration of approximately NZD $1. Through his purchase, the Buyer assumed all continuing obligations and liabilities of Trust Codes Global Limited.

The accompanying unaudited pro forma financial information should be read in conjunction with our historical consolidated financial statements and the accompanying notes included in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission (the "SEC") on March 29, 2024, and Quarterly Report on Form 10-Q for the period ended September 30, 2024, filed with the SEC on November 12, 2024.

The below unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2024 and the year ended December 31, 2023 have been prepared giving effect to the sale of Trust Codes Global Limited as if the transaction had occurred on January 1, 2023. In accordance with Rule 11-02(b) of Regulation S-X, the Company is omitting a pro forma balance sheet due to the limited number of pro forma adjustments required. A narrative description of the pro forma effects of the sale of Trust Codes Global Limited on the Company’s unaudited consolidated balance sheet as of September 30, 2024 is provided in Note 2 of the notes to the unaudited pro forma consolidated financial statements.

The unaudited pro forma consolidated financial statements are prepared in accordance with Article 11 of Regulation S-X. The pro forma adjustments are described in the accompanying notes and are based upon information and assumptions available at the time of the filing of this report on Form 8-K.

The unaudited pro forma financial information is based on financial statements prepared in accordance with U.S. generally accepted accounting principles, which are subject to change and interpretation. The unaudited pro forma consolidated financial statements were based on and derived from our historical consolidated financial statements, adjusted for those amounts which were determined to be directly attributable to the sale of Trust Codes Global Limited, factually supportable, and with respect to the unaudited pro forma consolidated statements of operations, expected to have a continuing impact on our consolidated results. Actual adjustments, however, may differ materially from the information presented. Pro forma adjustments do not include allocations of corporate costs, as those are not directly attributable to the sale of Trust Codes Global Limited. In addition, the unaudited pro forma financial information is based upon available information and assumptions that management considers to be reasonable, and such assumptions have been made solely for purposes of developing such unaudited pro forma financial information for illustrative purposes in compliance with the disclosure requirements of the SEC. The unaudited pro forma financial information is not necessarily indicative of what the financial position or income statement results would have actually been had the sale of Trust Codes Global Limited occurred on the dates indicated. As a result of the factors above, these unaudited pro forma consolidated financial statements should not be considered to be indicative of our future consolidated financial performance or results.

VERIFYME, INC.

Unaudited Pro Forma Consolidated Statement of Operations

(in thousands except for per share amounts)

For the Year Ended December 31, 2023

	Historical (unaudited)
			Pro Forma		Pro Forma
	VerifyMe, Inc (Consolidated) (a)	Trust Codes Global	Adjustments		Consolidated

REVENUE	$25,313	$314	$-		$24,999
COST OF SALES	17,287	28	-		17,259
GROSS PROFIT	8,026	286	-		7,740

OPERATING EXPENSES
Management and technology	4,997	824	-		4,173
General and administrative (a)	4,516	3	278	(b)	4,235
Research and development	107	68	-		39
Sales and marketing (a)	1,644	145	-		1,499
Goodwill and Intangible asset impairment Authentication	90	-	-		90
Total Operating expenses	11,354	1,040	278		10,036

LOSS BEFORE OTHER INCOME (EXPENSE)	(3,328)	(754)	(278)		(2,296)

OTHER (EXPENSE) INCOME
Interest income (Expense)	(161)	-	-		(161)
Loss on equity investment	(100)	-	-		(100)
Change in fair value of contingent consideration	201	-	201	(c)	(0)
Other (expense) income, net	(2)	-	-		(2)

TOTAL OTHER INCOME (EXPENSE), NET	(62)	-	201		(263)

NET INCOME	(3,390)	(754)	(77)		(2,559)

EARNINGS/(LOSS) PER SHARE
BASIC	$(0.35)				$(0.26)
DILUTED	$(0.35)				$(0.26)

WEIGHTED AVERAGE COMMON SHARE OUTSTANDING
BASIC	9,766,469				9,766,469
DILUTED	9,766,469				9,766,469

VERIFYME, INC.

EBITDA and Adjusted EBITDA Reconciliation Table (Unaudited)

(in thousands)

For the Year Ended December 31, 2023

	Historical (unaudited)
			Pro Forma		Pro Forma
	VerifyMe, Inc (Consolidated) (a)	Trust Codes Global	Adjustments		Consolidated

Net Income (Loss) GAAP	(3,390)	(754)	(77)		(2,559)
Interest expense, net	161	-	-		161
Amortization and depreciation	1,134	67	-		1,067

Total EBITDA (Non-GAAP)	(2,095)	(687)	(77)		(1,331)

Change in fair value of contingent consideration	200	-	-		200
Fair value of restricted stock and restricted stock units issued in exchange for services	1,354	-	-		1,354
Severance expense	590	-	-		590
Realized loss on equity investment	100	-	-		100
Change in fair value of contingent consideration	(201)	-	(201	)(c)	-
Impairments	190	-	-		190
One-time professional expenses for acquisitions	278	-	278	(b)	-

Total Adjusted EBITDA (Non-GAAP)	416	(687)	-		1,103

VERIFYME, INC.

Unaudited Pro Forma Consolidated Statement of Operations

(in thousands except for per share amounts)

For the Nine Months Ended September 30, 2024

	Historical (unaudited)
			Pro Forma		Pro Forma
	VerifyMe, Inc (Consolidated) (a)	Trust Codes Global	Adjustments		Consolidated

REVENUE	$16,546	$241	$-		$16,305
COST OF SALES	10,301	5	-		10,296
GROSS PROFIT	6,245	236	-		6,009

OPERATING EXPENSES
Management and technology	4,189	780	-		3,409
General and administrative (a)	2,780	7	-		2,773
Research and development	65	50	-		15
Sales and marketing (a)	999	105	-		894
Goodwill and Intangible asset impairment Authentication	2,265	-	1,919	(d)	346
Total Operating expenses	10,298	942	1,919		7,437

LOSS BEFORE OTHER INCOME (EXPENSE)	(4,053)	(706)	(1,919)		(1,428)

OTHER (EXPENSE) INCOME
Interest income (Expense)	(109)	-	-		(109)
Loss on equity investment	-	-	-		-
Change in fair value of contingent consideration	839	-	839	(c)	-
Other (expense) income, net	-	-	-		-

TOTAL OTHER INCOME (EXPENSE), NET	730	-	839		(109)

NET INCOME	(3,323)	(706)	(1,079)		(1,537)

EARNINGS/(LOSS) PER SHARE
BASIC	$(0.32)				$(0.15)
DILUTED	$(0.32)				$(0.15)

WEIGHTED AVERAGE COMMON SHARE OUTSTANDING
BASIC	10,306,392				10,306,392
DILUTED	10,306,392				10,306,392

VERIFYME, INC.

EBITDA and Adjusted EBITDA Reconciliation Table (Unaudited)

(in thousands)

For the Nine Months Ended September 30, 2024

	Historical (unaudited)
			Pro Forma		Pro Forma
	VerifyMe, Inc (Consolidated) (a)	Trust Codes Global	Adjustments		Consolidated

Net Income (Loss) GAAP	(3,323)	(706)	(1,079)		(1,537)
Interest expense, net	109	-	-		109
Amortization and depreciation	905	61	-		844

Total EBITDA (Non-GAAP)	(2,309)	(645)	(1,079)		(584)

Change in fair value of contingent consideration	174	-	-		174
Fair value of restricted stock and restricted stock units issued in exchange for services	1,009	28	-		981
Severance expense	141	-	-		141
Change in fair value of contingent consideration	(839)	-	(839	)(c)	0.47
Impairments	2,265	-	1,919	(d)	346

Total Adjusted EBITDA (Non-GAAP)	441	(617)	-		1,059

VerifyMe, Inc.

Notes to Unaudited Pro Forma Combined Financial Statement

Note 1 - Basis of Presentation

The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2024 and the year ended December 31, 2023 give effect to the sale of Trust Codes Global Limited (“TCGL”) as if it were completed on January 1, 2023.

The pro forma financial statements have been derived from the historical consolidated financial statements of the Company. The historical consolidated financial statements have been adjusted in the pro forma financial statements to give effect to pro forma events that are (i) directly attributable to the sale of TCGL, (ii) factually supportable and (iii) with respect to the unaudited pro forma consolidated statements of operations, expected to have a continuing impact on the Company's consolidated operating results.

Note 2 - Pro Forma Adjustments

A limited number of pro forma adjustments are required to illustrate the effects of the sale of TCGL on our balance sheet as of September 30, 2024. The following narrative description is furnished in lieu of a pro forma balance sheet. Assuming the Company has sold TCGL on January 1, 2023:

•	As of September 30, 2024, current assets (cash and cash equivalent, accounts receivable net of allowance for credit losses, unbilled revenue and prepaid expenses) and total assets (property and equipment, net and right of use asset) for VerifyMe, Inc. would have been reduced by $0.1 million and $0.2 million respectively.
•	As of September 30, 2024 total liabilities (accounts payable, other accrued expenses, lease liability current and long term and contingent liability current) would have been reduced by $0.2 million.

The following is a summary of the pro forma adjustments reflected in the unaudited pro forma consolidated financial statements based on preliminary estimates, which may change as additional information is obtained:

(a) Reflects the Company's consolidated statement of operations for the years end December 31, 2023, as contained in the financial statements presented in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission (the "SEC") on March 29, 2024, and the Company's consolidated statement of operations as of September 30, 2024, as contained in the financial statements presented in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2024, filed with the SEC on November 12, 2024. The amounts presented in the pro forma statements reflect reclassifications to conform to our current presentation in our current reporting period.

(b) Represents one-time professional fees from acquisition separate from ongoing operating costs.

(c) Represents the change in fair value of contingent consideration from acquisition separate from ongoing operating costs.

(d) Represents goodwill and intangible asset impairments separate from ongoing operating costs.